UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2006

Coach Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-19471	91-1942841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12330 SW 53rd Street, Suite 703 Cooper City, Florida	33330
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 602-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 1, 2006, the Board of Directors adopted charters for the Audit Committee, the Compensation Committee, and adopted Corporate Governance Guidelines, a Code of Ethics and a Code of Ethics for Senior Management. The documents are attached as Exhibits 99.1 – 99.5 and will be posted on the Company’s website.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Audit Committee Charter;

99.2	Compensation Committee Charter;

99.3	Corporate Governance Guidelines;

99.4	Code of Business Ethics; and

99.5	Code of Business Ethics for Senior Management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACH INDUSTRIES GROUP, INC.
(Registrant)

Date May 24, 2006

	By:	/S/ FRANCIS O’DONNELL
	Name:	Francis O’Donnell
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Audit Committee Charter;

99.2	Compensation Committee Charter;

99.3	Corporate Governance Guidelines;

99.4	Code of Business Ethics; and

99.5	Code of Business Ethics for Senior Management